                                    EXHIBIT H

                           PARENT SECURITY AGREEMENT


         THIS PARENT SECURITY AGREEMENT (this "AGREEMENT") is made as of this 14th day of May, 1999, by and between ADVANCED COMMUNICATIONS GROUP, INC. (the "PARENT") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (the "ADMINISTRATIVE AGENT") for itself and on behalf of the Lenders (as defined in the Loan Agreement described below).

                              W I T N E S S E T H:

         WHEREAS, the Great Western Directories, Inc. (the "BORROWER"), the Lenders and the Administrative Agent are all parties to that certain Loan Agreement dated as of even date herewith (as the same may be amended, restated, modified or supplemented from time to time, the "LOAN AGREEMENT"); and

         WHEREAS, pursuant to the terms of the Loan Agreement, the Parent is required to execute and deliver this Agreement; and

         WHEREAS, the Borrower is a Subsidiary of the Parent; and

         WHEREAS, the Parent, the Borrower and other Subsidiaries of the Parent are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, and the Parent has as one of its corporate purposes assisting the Borrower to obtain financing needed from time to time by the Parent, the Borrower and other Subsidiaries of the Parent; and

         WHEREAS, the Borrower's ability to obtain such financing is dependent, in part, on the successful operations of and the properties owned by the Parent; and

         WHEREAS, the Parent has determined that its execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, the Parent;

         NOW, THEREFORE, in consideration of the foregoing and to secure the payment and performance of, among other things, the obligations of the Parent under that certain Parent Guaranty dated as of even date herewith (as amended, restated, modified or supplemented from time to time, the "PARENT GUARANTY") and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SECURITY INTEREST. The Parent hereby grants and assigns to the Administrative Agent, for itself and on behalf of the Lenders, a continuing security interest in and security title to (the "SECURITY INTEREST") all of its property whether now owned or hereafter created, acquired or reacquired, including, without limitation, Parent's right, title and interest in and to the property described below and all substitutions therefor, accessions thereto and improvements thereon:

         INVENTORY

                  All of the Parent's inventory of whatsoever nature and kind and wheresoever situated, including, without limitation, raw materials, components, work in process, finished goods, goods in transit and packing and shipping materials, accretions and accessions thereto, trust receipts and similar documents covering the same products (the "INVENTORY");

         EQUIPMENT

                  All machinery and equipment and supplies (installed and uninstalled) not included in Inventory above, motor vehicles (other than leased motor vehicles) and all accretions and accessions thereto, any distribution systems and components thereof, and any other equipment used in connection with the Parent's business or otherwise owned by Parent (the "EQUIPMENT");

         ACCOUNTS

                  All right to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance, including, without limitation, all agreements with customers, and all books and records recording, evidencing or relating to such accounts or any part thereof (the "ACCOUNTS");

         CONTRACTS AND LEASES

                  (a) All material construction, subscriber, customer service, management and capacity agreements and contracts, rights of way, easements and service and public utility contracts to which the Parent is a party, whether now existing or hereafter arising (the "CONTRACTS");

                  (b) all lease agreements for real property or personal property to which the Parent is a party, whether now existing or hereafter arising (the "LEASES"); and

                  (c) all other contracts and contractual rights, remedies or provisions whether now existing or hereafter arising in favor of the Parent, together with all amendments thereto and all other documents executed in connection therewith (the "OTHER CONTRACTS");

         GENERAL INTANGIBLES

                  All general intangibles including personal property not included above, such as, without limitation, all goodwill, trademarks, tradenames, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, programs, software, software codes, programming material and tax refunds (the "INTANGIBLES");

         MEMBERSHIP INTERESTS

                  All membership rights, privileges and interests of the Parent in any Person, including, without limitation, (a) the right to receive distributions at any time or from time to time in cash or other property, (b) the right to any specific property of such Person, if any, and (c) all of the Parent's right to participate in the management of such Person (the "MEMBERSHIP INTERESTS");

         INVESTMENT PROPERTY

                  All investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts (the "INVESTMENT PROPERTY");

         FURNITURE AND FIXTURES

                  All furniture and fixtures in which the Parent has an interest (the "FURNITURE AND FIXTURES");

         MISCELLANEOUS ITEMS

                  All goods, chattel paper, documents, instruments, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates and licenses and other rights in intellectual property, and other tangible personal property not included above ("MISCELLANEOUS ITEMS"); and

         PROCEEDS

                  All proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above, together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property of the Parent, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds (the "PROCEEDS").

The Inventory, Equipment, Accounts, Contracts, Other Contracts, Leases, Intangibles, Furniture and Fixtures, Membership Interests, Investment Property, Miscellaneous Items and Proceeds thereof, each as described above, are hereinafter collectively referred to as the "COLLATERAL." This Agreement and the Security Interest secure payment of all of the Parent's obligations under the Parent Guaranty. Notwithstanding anything to the contrary contained in the foregoing provisions of this Section 1, the types or items of Collateral shall not include any rights or interest in any contract, lease, permit, or license agreement covering real or personal property of the Parent, or to which the Parent is a party, if under the terms of such contract, lease, authorization, permit or license agreement, or Applicable Law with respect thereto, the valid grant of a security interest or lien therein to the Administrative Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, authorization, permit or license agreement has not been or is not otherwise obtained; PROVIDED THAT the foregoing exclusion shall in no way be construed (a) to apply if any party to such prohibition is unenforceable under Section 9-318 of the Uniform Commercial Code or other Applicable Law or (b) so as to limit, impair or otherwise affect the Administrative Agent's unconditional continuing security interests in and liens upon any rights or interests of the Parent in or to monies due or to become due under any such contract, lease, authorization, permit or license agreement.

         2. DEFINITIONS. Unless otherwise defined or limited herein, terms defined in the Loan Agreement are used herein as therein defined.

         3. FURTHER ASSURANCES. The Parent hereby authorizes the Administrative Agent to file such financing statements and such other documents as the Administrative Agent may deem necessary or desirable to protect or perfect the interest of the Administrative Agent and the Lenders in the Collateral, and to the extent now or hereafter permitted by Applicable Law, the Parent further irrevocably appoints the Administrative Agent, for itself and on behalf of the Lenders, as the Parent's attorney-in-fact, with power of attorney to execute on behalf of the Parent such Uniform Commercial Code financing statement amendment forms as the Administrative Agent, may from time to time deem necessary or desirable to protect or perfect such interest. Such power of attorney is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Lenders have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled. In addition, the Parent agrees to make, execute, deliver or cause to be done, executed and delivered, from time to time, all such further acts, documents and things as the Administrative Agent may reasonably require for the purpose of perfecting or protecting its rights (or the rights of the Lenders) hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor. The Parent shall take or cause to be performed such acts and actions as shall be necessary or appropriate to assure that the Security Interest upon the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person, except for Permitted Liens.

         4. REPRESENTATIONS AND WARRANTIES. The Parent represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the execution of this Agreement and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under its articles of incorporation, as presently in effect, or any material Applicable Law with respect to the Parent, or result in the termination or cancellation of or any default under any material indenture, mortgage, deed of trust, deed to secure debt or other agreement or instrument to which the Parent is a party or by which the Parent is bound or affected;

                  (b) the Parent has taken all necessary legal action to authorize the execution and delivery of this Agreement;

                  (c) the Security Interest in the Collateral granted to the Administrative Agent, for itself and on behalf of the Lenders, hereunder shall constitute, upon the completion of all necessary filings or notices in proper public offices or the taking of any necessary possessions or similar acts, a perfected first priority security interest in the Collateral, subject only to Permitted Liens (as defined in the Parent Guaranty).

         5. LOCATION OF COLLATERAL; FEIN; NAME CHANGE. The Parent further represents and warrants that it now keeps all of its records concerning its Collateral at its chief executive office located at the following address, and that its Federal Employer Identification Number is as follows:

                  ADDRESS:
                           390 South Woods Mill Road
                           Chesterfield, Missouri  63017
                  FEIN:
                           76-0549396

The Parent hereby covenants and agrees that it shall not keep any of such records at any other address unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the effective date of any new address for the keeping of such records. The Parent further agrees that it shall promptly advise the Administrative Agent in writing making reference to this Section 5, of (a) the opening of any new place of business outside the State of Missouri if such state has not previously been notified to the Administrative Agent, (b) the closing of any existing place of business, and (c) any change in the location(s) set forth herein or in SCHEDULE 1 attached hereto of the place(s) where it keeps the Collateral if such location(s) is/are outside the State of Missouri and such state location(s) has/have not previously been notified to the Administrative Agent. The Parent hereby covenants and agrees that it shall not change its name unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the effective date of such name change.

         6. COLLATERAL NOT FIXTURES. The parties intend that, to the extent permitted by Applicable Law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

         7. GENERAL COVENANTS. Any and all injury to, or loss or destruction of, the Collateral shall be at the risk of the Parent, and shall not release the Parent from its obligations hereunder. Except as permitted under the Loan Agreement or the Parent Guaranty, the Parent agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral in any manner. The Parent agrees to maintain in force with reputable insurers acceptable to the Required Lenders such insurance with respect to the Collateral as is required under the Parent Guaranty. Each such insurance policy shall name the Administrative Agent, for itself and on behalf of the Lenders, as additional named loss payee to the extent of the Parent's obligations hereunder and shall provide for at least thirty (30) days' prior written notice to the Administrative Agent of any default under, expiration of, termination of or proposed cancellation of such policy. The Parent further agrees that the Administrative Agent may, but shall in no event be obligated to, insure any of the Collateral in such form and amount as the Administrative Agent may deem necessary or desirable if the Parent fails to obtain insurance as required by the Parent Guaranty, and that the Administrative Agent may pay or discharge any taxes, liens, or encumbrances on any of the Collateral, and the Parent agrees to pay upon demand any such sum so expended by the

Administrative Agent with interest at the Default Rate, and such sums and interest shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.

         8. COVENANTS CONCERNING CONTRACTS AND LEASES. The Parent shall (a) fulfill, perform and observe each and every material condition and covenant contained in any of the Contracts, the Other Contracts or the Leases, (b) give prompt notice to the Administrative Agent of any claim of default under any of the Contracts, the Other Contracts or the Leases given to the Parent or by the Parent, (c) at the sole cost and expense of the Parent and to the extent deemed reasonable or appropriate by the Borrower in its business judgment, enforce the performance and observance of each and every material covenant and condition of the Contracts, the Other Contracts or the Leases to be performed or observed by other parties to any of the Contracts, Other Contracts or Leases, and (d) appear in and defend any action growing out of or in any manner connected with any Contract, Other Contract or Lease. The rights and interest transferred and assigned to the Administrative Agent hereunder include all of the Parent's rights and titles, (a) to modify the Contracts, the Other Contracts and Leases,
(b) to terminate the Contracts, the Other Contracts and the Leases, and (c) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts and the Leases; PROVIDED, HOWEVER, that these rights shall not be exercised by the Administrative Agent unless there shall exist and be continuing an Event of Default and until such time, the Parent shall have the right to exercise such rights in its reasonable judgment and pursuant to the terms of the Parent Guaranty and the Loan Agreement.

         9.       REMEDIES.

                  (a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, for the benefit of the Lenders, shall have such rights and remedies as are set forth in the Loan Agreement and herein, all the rights, powers and privileges of a secured party under the Uniform Commercial Code of the State of California or any other applicable jurisdiction, and all other rights and remedies available to the Administrative Agent, for the benefit of itself and the Lenders, at law or in equity. The Parent covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in Section 15 hereof at least ten (10) days prior to such disposition. The Administrative Agent, for the benefit of itself and the Lenders, shall have the right to the appointment of a receiver for the properties and assets of the Parent, and the Parent hereby consents to such rights and such appointment and hereby waives any objection the Parent may have thereto or the right to have a bond or other security posted by the Administrative Agent, for the benefit of itself and the Lenders, in connection therewith. The rights of the Administrative Agent shall be subject to its prior compliance with the Communications Act, FCC rules and policies promulgated thereunder and state laws and regulations, to the extent applicable to the exercise of such rights, before foreclosing on any Collateral constituting Equipment.

                  (b) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, for itself and on behalf of the Lenders, may proceed to perform any and all of the obligations of the Parent contained in any of the Contracts, the Other Contracts or the Leases and exercise any and all rights of the Parent therein contained as fully as the Parent itself could. To the extent now or hereafter permitted by Applicable Law, the Parent hereby appoints the Administrative Agent, for itself and on behalf of the Lenders, its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with power of substitution, to take such action, execute such documents, and perform such work as the Administrative Agent may deem appropriate in exercise of the rights and remedies granted the Administrative Agent herein. The powers herein granted shall include, but not be limited to, powers to sue on the Contracts, the Other Contracts, or the Leases. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain unpaid or unperformed or any of the Lenders have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled.

                  (c) Upon the occurrence and during the continuance of an Event of Default, should the Parent fail to perform or observe any covenant or comply with any condition contained in any of the Contracts, the Other Contracts or the Leases, then the Administrative Agent, for itself and on behalf of the Lenders, but without obligation to do so and without releasing the Parent from its obligation to do so, may perform such covenant or condition and, to the extent that the Administrative Agent shall incur any costs or pay any expenses in connection therewith, including any costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses at the Default Rate. None of the Administrative Agent and the Lenders, or any of them, shall be obligated to perform or discharge any obligation of the Parent under any of the Contracts, the Other Contracts or the Leases, and, except as may result from the gross negligence or willful misconduct of the Administrative Agent and the Lenders, the Parent agrees to indemnify and hold the Administrative Agent and the Lenders harmless against any and all liability, loss and damage which the Administrative Agent and the Lenders, or any of them, may incur under any of the Contracts, the Other Contracts or the Leases or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against the Parent by reason of an act of any of the Administrative Agent and the Lenders under any of the terms of this Agreement or under the Contracts, the Other Contracts or the Leases.

                  (d) The Parent hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, the Administrative Agent and the Lenders shall have the right to an immediate writ of possession without notice of a hearing, and hereby knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by the Administrative Agent and the Lenders, or any of them, prior to seizure by the Administrative Agent and the Lenders, or any of their transferees, assigns or successors in interest, of the Collateral or any portion thereof.

         10. ADMINISTRATIVE AGENT ATTORNEY-IN-FACT. To the extent now or hereafter permitted by Applicable Law, the Parent hereby further appoints the Administrative Agent, for itself and on behalf of the Lenders, as its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with power of substitution, and with authority to receive, open and dispose of in an appropriate manner all mail addressed to the Parent, and to notify the postal authorities to change the address for delivery of mail addressed to the Parent to such address as the Administrative Agent may designate, to endorse the name of the Parent on any note, acceptance, check, draft, money order or other evidence of debt or of payment which may come into the possession of any of the Administrative Agent and the Lenders, and generally to do such other things and acts in the name of the Parent as are necessary or appropriate to protect or enforce the rights hereunder of the Administrative Agent and the Lenders. To the extent now or hereafter permitted by Applicable Law, the Parent further authorizes the Administrative Agent, for itself and on behalf of the Lenders, effective upon the occurrence and during the continuance of an Event of Default, to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by the Parent all in the name of the Parent. After deducting all reasonable expenses and charges (including the Administrative Agent's reasonable attorneys' fees) of retaking, keeping, storing and selling the Collateral, the Administrative Agent shall apply the proceeds in payment of any of the Obligations in such order of application as is set forth in the Loan Agreement, and, if a deficiency results after such application, the Parent covenants and agrees to pay such deficiency to the Administrative Agent, for the benefit of itself and the Lenders. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Lenders have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances have been or can be fulfilled. The Parent agrees that if steps are taken by the Administrative Agent to enforce rights hereunder, or to realize upon any of the Collateral, the Parent shall pay to the Administrative Agent the amount of the reasonable costs, including reasonable attorneys' fees, incurred in connection with such enforcement, and the Parent's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder.

         11. INDEMNIFICATION. The Parent shall indemnify and hold harmless the Administrative Agent and the Lenders, and each of them, and any other Person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted herein and shall release the Administrative Agent and the Lenders and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions taken pursuant thereto, except in the case of gross negligence or willful misconduct by any of the Administrative Agent, the Lenders and such other Person or Persons acting hereunder, or any of them.

         12. REMEDIES CUMULATIVE. The Parent agrees that the rights of the Administrative Agent and the Lenders under this Agreement, the Loan Agreement or the Loan Documents shall be cumulative, and that the Administrative Agent and the Lenders, or any of them, may from time to time exercise such rights and such remedies as the Administrative Agent and the Lenders, or any of them, may have thereunder and under the laws of the United States and any state, as applicable, in the manner and at the time that the Administrative Agent and the Lenders, or any of them, in its or their sole discretion desire. The Parent further expressly agrees that the Administrative Agent shall not in any event be under any obligation to resort to any Collateral prior to exercising any other rights that the Administrative Agent and the Lenders, or any of them, may have against the Parent or its properties, or to resort to any other collateral for the Obligations prior to the exercise of remedies hereunder.

         13. WAIVER. No transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement, any other Loan Document, or any other instrument or document in connection therewith executed and delivered by the Parent to the Administrative Agent and the Lenders, or any of them, nor any additional Advances made by the Lenders to the Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Parent by any of the Administrative Agent and the Lenders, nor any other act of any of the Administrative

Agent and the Lenders shall release the Parent from any obligation under the Parent Guaranty or this Agreement, except a release or discharge executed in writing by the Administrative Agent and the Lenders, with respect to the Parent's obligations hereunder or payment of the Parent's obligations hereunder or upon full payment to the Administrative Agent and the Lenders and satisfaction of all the Obligations. None of the Administrative Agent and the Lenders shall by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent and the Lenders. A waiver by the Administrative Agent and the Lenders, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any of the Administrative Agent and the Lenders would otherwise have had on any other occasion.

         14. ASSIGNMENTS. The Parent agrees that this Agreement and rights of the Administrative Agent and the Lenders hereunder may in the discretion of such Person be assigned in whole or in part by such Person in connection with any permitted assignment under the Loan Agreement. The Administrative Agent may also be replaced under the circumstances set forth in the Loan Agreement. The Parent agrees that if this Agreement shall be properly assigned, the rights of any and all assignees shall be independent of any claims the Parent may have against the assignor or assignors. In the event this Agreement is so assigned by any of the Administrative Agent and the Lenders, the terms "Administrative Agent" and "Lenders" wherever used herein shall be deemed to refer to and include any such assignee or assignees, as appropriate.

         15. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed in
Section 11.1 of the Loan Agreement.

         16. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of California. This Agreement, together with all documents referred to herein, constitutes the entire Agreement among the Parent, the Administrative Agent and the Lenders with respect to the matters addressed herein, and may not be modified except by a writing executed by the Administrative Agent, for itself and on behalf of the Lenders, and delivered by the Administrative Agent, for itself and on behalf of the Lenders, to the Parent.

         17. SEVERABILITY. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         18. FCC CONSENT. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Lenders and the Administrative Agent with respect to the Licenses (as defined in the Parent Guaranty) (or any Collateral relating to such Licenses (as defined in the Parent Guaranty)) unless and until all requirements of Applicable Law, including, without limitation, any state law, or any required approval under the Communications Act, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. The Parent covenants that upon request of any of the Lenders and the Administrative

Agent after and during the continuance of an Event of Default it will cause to be filed such applications and take such other action as may be requested by such Person or Persons to obtain consent or approval of the FCC or any governmental or other authority which has granted any License (as defined in the Parent Guaranty) to the Parent to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to a change in ownership or control pursuant to the provisions of the Communications Act. To the extent permitted by Applicable Law, the Administrative Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of the Parent, in its name and stead, to execute and file, upon the occurrence and during the continuance of an Event of Default after ten (10) Business Days' prior notice to the Parent, all necessary applications with the FCC and with any governmental or other authority. The power of attorney granted herein is coupled with an interest and shall be irrevocable for so long as any of the Obligations remains unpaid or unperformed or any of the Lenders have any obligation to make Advances under the Loan Agreement, regardless of whether the conditions precedent to the making of any such Advances has been or can be fulfilled.

         19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned, as an Authorized Signatory, has caused this instrument to be executed as of the day and year first above written.


PARENT:                                     ADVANCED COMMUNICATIONS GROUP, INC.


                                            By:
                                               --------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                      -------------------------

ADMINISTRATIVE AGENT:                       BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, as
                                            Administrative Agent


                                            By:
                                               --------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                      -------------------------

                                               GREAT WESTERN DIRECTORIES, INC.
                                                     PARENT SECURITY AGREEMENT
                                                              Signature Page 1

                                   SCHEDULE 1
                                       TO
                            PARENT SECURITY AGREEMENT

                              COLLATERAL LOCATIONS

         The Collateral of Parent is located at the following locations on the date hereof:

1.       Parent's chief executive office as set forth in Section 5.

2.       Other:

                           Kansas:          12639 Hemlock Street
                                            Overland Park, KS 62213

                           Minnesota:       Two Appletree Square, Suite 147
                                            Bloomington, MN 55425

                                            RHS Building
                                            1895 Plaza Drive, Suite 120
                                            Eagan, MN 55122

                           Nebraska:        727 North 132nd Street
                                            Omaha, NE

                           Oklahoma:        12747 E. 41st Street
                                            Tulsa, OK

                           Texas: 6311 North O'Connor, Suite N53 #37, #39 Paradigm Suites
                                            Irving, TX 75039

                                            232 W. Beauregard Ave., Suite 218
                                            San Angelo, TX  76903

                                            1802 Avenue Q, #2 & 3
                                            Lubbock, TX  79401

                                            5009 North McColl Rd.
                                            McAllen, TX  78504

                                            Midland Business Center
                                            606 N. Baird, Suite 200
                                            Midland, TX 79701

                                            17070 N. Dallas Parkway, Suite 109
                                            Dallas, TX

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                                            314 Highland Mall Blvd.
                                            Austin, TX 78752

                                            One Liberty Place, Suite 200
                                            100 North Sixth Street
                                            Waco, TX 76701

                                            One Liberty Place, Suite 201
                                            100 North Sixth Street
                                            Waco, TX 76701

                                            11368 Westheimer Road
                                            Houston, TX  77077

                                            1203-B West Loop 281
                                            Longview, TX  75604

                                            3301 North Third, Suites 128 & 129
                                            Abilene, TX  79603

                                            6965 Blanco Road
                                            San Antonio, TX 78213

                                            Gateway Plaza, Suite 500 R
                                            El Paso, TX 79905

                                            7705 Sand Street, Bldg. 11
                                            Fort Worth, TX 76118

                           Wyoming: 400 East First Street, Suite 2051 Casper, WY 82601


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